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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934




                                August 8, 1997
            ------------------------------------------------------
               Date of Report (Date of earliest event reported)



                              Safety-Kleen Corp.
       ----------------------------------------------------------------
            (Exact name of registrant as specified in its charter)





     Wisconsin                      1-8513           39-6090019
----------------------------     ------------    -------------------
(State or other jurisdiction     (Commission     (IRS Employer
          of incorporation)       File Number)   Identification No.)





                One Brinckman Way, Elgin, Illinois  60123-7857
           ---------------------------------------------------------
             (Address of principal executive offices)     (Zip Code)



                                (847) 697-8460
                      ---------------------------------
                       (Registrant's telephone number)



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ITEM 5.  OTHER EVENTS.

     On August 8, 1997, Safety-Kleen Corp. (the "Company") issued a press release announcing the resignation of John G. Johnson, Jr. as Director, President and Chief Executive Officer of the Company, effective immediately. Donald W. Brinckman, Chairman of the Company's board and former Chief Executive Officer of the Company, has been appointed Chief Executive Officer. Joseph Chalhoub, Senior Vice President-Operations of the Company, has been named President and Chief Operating Officer.

     The Company also announced that it had initiated a process to explore strategic alternatives for enhancing shareholder value. The Board of Directors of the Company has engaged William Blair & Company to act as its adviser and to manage the process.

     The foregoing summary of the attached press release is qualified in its entirety by the complete text of such document, a copy of which is attached hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)   Exhibits.

           99.1  Press release dated August 8, 1997 issued by Safety-Kleen Corp.



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                                  SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SAFETY-KLEEN CORP.



                                            /s/ DONALD W. BRINCKMAN
                                            ---------------------------
                                            Donald W. Brinckman
Dated: August 8, 1997                       Chairman, President
                                            and Chief Executive Officer